UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 10, 2020
ZAGG INC
(Exact name of registrant as specified in its charter)

Delaware	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
910 West Legacy Center Way, Suite 500
Midvale, Utah 84047
(Address of principal executive offices, including zip code)
(801) 263-0699
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $.001 par value	ZAGG	The Nasdaq Stock Market, LLC
(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 1.01    Entry into a Material Definitive Agreement.
Merger Agreement
On December 10, 2020, ZAGG Inc, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Zephyr Parent, Inc., a Delaware corporation (“Parent”), Zephyr Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”).
Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, among other things, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly-owned subsidiary of Parent. As a result of the Merger, each issued and outstanding share of common stock of the Company (“Company Share”), shall be converted into the right to receive up to $4.45 per Company Share (the “Merger Consideration”). Stockholders will receive $4.20 per share in cash upon closing (the “Closing Date Per Share Merger Consideration”) and will be entitled to receive an additional contingent amount of up to $0.25 per share (the “Contingent Consideration Amount”) based on the forgiveness of the Company’s U.S. Small Business Administration (“SBA”) Paycheck Protection Program Loan issued to the Company on April 13, 2020 under the CARES Act (the “PPP Loan”) and the satisfactory completion of any audit related thereto. The Contingent Consideration Amount represents management’s current estimate of the amount of the PPP Loan expected to be forgiven. If the Company’s loan forgiveness application is granted, other SBA conditions are met, and any related audit is satisfactorily completed, the forgiven portion of the amount, net of expenses, will be paid out to the Company’s former stockholders. The transaction is expected to close in the first quarter of 2021.
At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of the holders of any Company Shares, each outstanding Company Share, excluding any shares owned by Parent, Merger Sub, or the Company or any of their respective wholly-owned subsidiaries, or any stockholders who are entitled to and who properly exercise appraisal rights under Delaware law, will be canceled and converted into the right to receive the Closing Date Per Share Merger Consideration, subject to reduction for any applicable withholding taxes, without interest, and the Contingent Consideration Amount, to the extent paid and subject to the terms and conditions of that certain PPP Loan Forgiveness Rights Agreement to be entered into in connection with the Closing.
The Merger Agreement contains certain customary termination rights in favor of each of the Company and Parent, including by mutual agreement, for uncured breach by the other party or if the Company’s Board of Directors (the “Company Board”) changes its recommendation to the stockholders of the Company under certain circumstances.
The Merger Agreement contains customary representations, warranties and covenants, including covenants obligating the Company to continue to conduct its business in the ordinary course and to cooperate in seeking regulatory approvals.
The execution by the Company of the Merger Agreement followed the approval of the Merger and Merger Agreement by the Company Board. The Company Board has recommended that the stockholders adopt and approve the Merger Agreement, and the Company has agreed to hold a stockholders meeting to submit the Merger Agreement to its stockholders for their consideration.
The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by the text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement and the foregoing description of the Merger Agreement have been included to provide investors and stockholders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of such agreement, were solely for the benefit of the parties to such agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”), and are also qualified in important part by a confidential disclosure letter delivered by the Company to Parent in connection with the Merger Agreement. Investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.
Voting & Support Agreement
Simultaneously with the execution of the Merger Agreement, certain stockholders of the Company, who are directors and officers of the Company beneficially owning approximately 2.4% of the outstanding shares of the Company, entered into a Voting & Support Agreement (the “Voting Agreement”) with Parent under which such persons agreed to vote in favor of the Merger Agreement and the transactions contemplated thereby and will be subject to certain other restrictions, including transfer restrictions on their shares, prior to the earlier of the meeting of Company stockholders to approve the Merger Agreement and the transactions contemplated thereby and the termination of the Voting Agreement.
The foregoing description of the Voting Agreement is not complete and is qualified in its entirety by the text of the Voting Agreement, which is filed as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 10, 2020, in connection with approving the Merger Agreement, the Company Board approved retention cash awards (the “Retention Award”) of (i) $2,000,000 to Chris Ahern, a director and the Company’s Chief Executive Officer, and (ii) $100,000 to Taylor Smith, the Company’s Chief Financial Officer. The Retention Awards are subject to the terms of the Merger Agreement and the consummation of the Merger.
Item 8.01    Other Events
On December 11, 2020, the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this report.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.
The following are filed as Exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of December 10, 2020

2.2	Voting & Support Agreement, dated as of December 10, 2020

99.1	Acquisition Press Release, dated December 11, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The schedules to this agreement have been omitted pursuant to Item 601(b) of Regulation S-K. The registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the SEC upon request.
Additional Information and Where to Find It
In connection with the proposed transaction, the Company plans to file relevant materials with the Securities and Exchange Commission (the "SEC"), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the transaction (when they become available) and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov).
Participants in the Solicitation
The Company and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company's stockholders in connection with the transaction. Information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to such transaction when it is filed with the SEC. You may obtain information about the Company’s executive officers and directors in the Company’s definitive proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 28, 2020. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website (www.zagg.com).
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains (and oral communications made by us may contain) “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “project,” “target,” “future,” “seek,” “likely,” “strategy,” “may,” “should,” “will,” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our outlook for the Company, the duration of salary reductions, workforce reductions and other cost-cutting measures as a result of the COVID-19 pandemic, and the impact of additional borrowings and statements that estimate or project future results of operations or the performance of the Company.
Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results to differ materially from those indicated in the forward-looking statements include, among others, the following:
a.the risk that one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise;
b.the failure to obtain stockholder approval;
c.the risk that the transaction does not close when anticipated, or at all, including the risk that the requisite regulatory approvals may not be obtained;
d.matters arising in connection with the parties’ efforts to comply with and satisfy applicable regulatory approvals and closing conditions relating to the transaction;
e.there may be a material adverse change of ZAGG or its business may suffer as a result of uncertainty surrounding the transaction;
f.the transaction may involve unexpected costs, liabilities, or delays;
g.the adverse impact of competitive product announcements;
h.revenues and operating performance;
i.changes in overall economic conditions and markets, including the current credit markets;
j.the impacts of certain environmental and health risks, including the recent COVID-19 pandemic and its potential impact on the Company’s operations, sourcing from China, and future demand for the Company’s products for an uncertain duration of time;
k.the ability to design, produce, and distribute the creative product solutions required to retain existing customers and to attract new customers;
l.building and maintaining marketing and distribution functions sufficient to gain meaningful international market share for our products;
m.the ability to respond quickly with appropriate products after the adoption and introduction of new mobile devices by major manufacturers like Apple®, Samsung®, and Google®;
n.changes or delays in announced launch schedules for (or recalls or withdrawals of) new mobile devices by major manufacturers like Apple, Samsung, and Google;
o.the ability to successfully integrate new operations or acquisitions;
p.the impacts of inconsistent quality or reliability of new product offerings;
q.the impacts of lower profit margins in certain new and existing product categories, including certain mophie products;
r.the impacts of changes in economic conditions, including on customer demand;
s.managing inventory in light of constantly shifting consumer demand;
t.the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the Company from cyber-attacks, terrorist incidents or the threat of terrorist incidents;
u.changes in U.S. and international trade policy and tariffs, including the effect of increases in U.S.-China tariffs on selected materials used in the manufacture of products sold by the Company which are sourced from China;
v.adoption of or changes in accounting policies, principles, or estimates; and
w.changes in the law, economic and financial conditions, including the effect of enactment of U.S. tax reform or other tax law changes.
Any forward-looking statement made by us in this report speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in our most recent Annual
Report on Form 10-K and other reports we file with the U.S. Securities and Exchange Commission, including (but not limited to) Item 1A - “Risk Factors” in the Form 10-K and Management’s Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAGG INC

Dated: December 11, 2020	/s/ TAYLOR D. SMITH
Taylor D. Smith
Chief Financial Officer
(Principal financial and accounting officer)